United States
Securities and Exchange Commission
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-00179

Central Securities Corporation
(Exact name of registrant as specified in charter)
630 Fifth Avenue, Eighth Floor
New York, N.Y. 10111
(Address of principal executive offices)

Registrant’s telephone number including area code: 212-698-2020

Date of fiscal year end: December 31
Date of reporting period: March 31, 2017

Item 1. Schedule of Investments.

CENTRAL SECURITIES CORPORATION
Statement of Investments
March 31, 2017
(Unaudited)

COMMON STOCKS 92.1%

Shares		Value
	Banks 6.6%
300,000	Citigroup Inc.	$17,946,000
200,000	JPMorgan Chase & Co.	17,568,000
220,000	Wells Fargo & Company	12,245,200
		47,759,200

	Commercial Services 1.3%
700,000	Heritage-Crystal Clean, Inc. (a)	9,590,000

	Consumer Durables 1.2%
700,000	TRI Pointe Group, Inc. (a)	8,778,000

	Consumer Services 0.5%
30,000	Wynn Resorts Ltd.	3,438,300

	Diversified Financial 10.1%
150,000	American Express Company	11,866,500
400,000	The Bank of New York Mellon Corporation	18,892,000
10	Berkshire Hathaway Inc. Class A (a)	2,498,500
290,000	Capital One Financial Corporation	25,131,400
210,000	The Charles Schwab Corporation	8,570,100
200,000	Encore Capital Group, Inc. (a)	6,160,000
		73,118,500

	Diversified Industrial 5.4%
405,000	Brady Corporation Class A	15,653,250
307,000	General Electric Company	9,148,600
70,000	Roper Technologies, Inc.	14,454,300
		39,256,150

	Energy 2.0%
230,000	Murphy Oil Corporation	6,575,700
125,000	Occidental Petroleum Corporation	7,920,000
		14,495,700

	Health Care 6.0%
85,000	Johnson & Johnson	10,586,750
250,000	Medtronic plc	20,140,000
200,000	Merck & Co. Inc.	12,708,000
		43,434,750

	Insurance 20.3%
12,000	AIA Group Ltd. ADR	304,500
21,000	Alleghany Corporation (a)	12,907,860
28,424	The Plymouth Rock Company, Inc. Class A (b)(c)	127,908,000
160,000	Progressive Corporation	6,268,800
		147,389,160

Shares		Value
	Media 4.7%
18,000	Cable One, Inc.	$11,240,460
200,000	John Wiley & Sons, Inc. Class A	10,760,000
210,000	Liberty Global plc Class C (a)	7,358,400
200,000	Liberty Global plc LiLAC Class C (a)	4,608,000
		33,966,860

	Metals and Mining 0.3%
150,000	Freeport-McMoRan Inc. (a)	2,004,000

	Real Estate 3.0%
102,300	Kennedy-Wilson Holdings, Inc.	2,271,060
700,000	Rayonier Inc.	19,838,000
		22,109,060

	Retailing 2.9%
13,000	Amazon.com, Inc. (a)	11,525,020
100,000	Tiffany & Co.	9,530,000
		21,055,020

	Semiconductor 9.4%
450,000	Analog Devices, Inc.	36,877,500
880,000	Intel Corporation	31,741,600
		68,619,100

	Software and Services 2.1%
10,000	Alphabet Inc. Class A (a)	8,478,000
100,000	Microsoft Corporation	6,586,000
		15,064,000

	Technology Hardware and Equipment 16.3%
370,000	Coherent, Inc. (a)	76,086,800
310,000	Keysight Technologies, Inc. (a)	11,203,400
300,000	Motorola Solutions, Inc.	25,866,000
750,000	Sonus Networks, Inc. (a)	4,942,500
		118,098,700

	Total Common Stocks (cost $310,225,223)	668,176,500

SHORT-TERM INVESTMENTS 7.2%

Principal	U.S. Treasury Bills 7.2%
$52,000,000	U.S. Treasury Bills 0.51% - 0.75%, due 4/6/17 – 6/8/17 (d)
	(cost $51,969,249)	51,969,249

	Total Investments (cost $362,194,472) (e)(99.3%)	720,145,749

	Cash, receivables and other assets less liabilities (.7%)	5,371,791

	Net Assets (100%)	$725,517,540

(a) Non-dividend paying.

(b) Affiliate as defined in the Investment Company Act of 1940. See Note 4.

(c) Valued based on Level 3 Inputs. See Note 2.

(d) Valued based on Level 2 Inputs. See Note 2.

(e) Aggregate cost for Federal tax purposes is substantially the same.

See accompanying notes to statement of investments.

CENTRAL SECURITIES CORPORATION
NOTES TO STATEMENT OF INVESTMENTS

1.  Security Valuation – Marketable common stocks are valued at the last or closing sale price or, if unavailable, at the closing bid price. Short-term investments are valued at amortized cost, which approximates fair value. Securities for which no ready market exists are valued at estimated fair value pursuant to procedures adopted by the Board of Directors. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the price used by other investors or the price that may be realized upon the actual sale of the security.

As of March 31, 2017, the tax cost of investments was $362,194,472. Net unrealized appreciation was $357,951,277 consisting of gross unrealized appreciation and gross unrealized depreciation of $375,268,881 and $17,317,604, respectively.

2.  Fair Value Measurements – The Corporation’s investments are categorized below in three broad hierarchical levels based on market price observability as follows:

•	Level 1 – Quoted prices in active markets for identical investments;
•	Level 2 – Other significant observable inputs obtained from independent sources, for example, quoted prices in active markets for similar investments;
•	Level 3 – Significant unobservable inputs including the Corporation’s own assumptions based upon the best information available. The Corporation’s only Level 3 investment is The Plymouth Rock Company, Inc. Class A Common Stock (“Plymouth Rock”).

The designated Level for a security is not necessarily an indication of the risk associated with investing in that security.

The Corporation’s investments as of March 31, 2017 are classified as follows:

	Level 1	Level 2	Level 3	Total
Common stocks	$540,268,500	-	$127,908,000	$668,176,500
Short-term investments	-	$51,969,249	-	51,969,249
Total investments	$540,268,500	$51,969,249	$127,908,000	$720,145,749

The following is a reconciliation of the change in the value of Level 3 investments:

Balance at December 31, 2016	$125,065,600
Change in net unrealized appreciation
of investments included in net increase
in net assets resulting from operations	2,842,400
Balance at March 31, 2017	$127,908,000

Unrealized appreciation of Level 3 investments held as of March 31, 2017 increased by $2,842,400 during the three months ended March 31, 2017, which is included in the above table.

In valuing the Plymouth Rock Level 3 investment as of March 31, 2017, management used a number of significant unobservable inputs to develop a range of possible values for the investment. It used a comparable company approach that utilized the following valuation multiples from selected publicly traded companies: price-to-book value (range: 0.7 – 2.9); price-to-earnings (range: 11.5 – 29.8); and price-to-revenue (range: 0.6 – 1.3). Management also used a discounted cash flow model based on a forecasted return on equity ranging from 7%-8% and a weighted average cost of capital of 10%. An independent valuation of Plymouth Rock’s shares was also considered. The value obtained from weighting the three methods described above (with greater weight given to the comparable company approach) was then discounted for the lack of marketability by 20% and 40%, which represents the range of rates management believes market participants would apply. The resulting range of values, together with the underlying support, other information about Plymouth Rock’s financial condition and results of operations, its corporate governance, the insurance industry outlook and transacted values in Plymouth Rock’s shares, were considered by the Corporation’s directors, who selected the value for the investment.

Significant increases (decreases) in the value of the price-to-book value multiple, price-to-earnings multiple, price-to-revenue multiple and return on equity in isolation would result in a higher (lower) range of fair value measurements. Significant increases (decreases) in the value of the discount for lack of marketability or weighted average cost of capital in isolation would result in a lower (higher) range of fair value measurements.

3.  Restricted Securities – The Corporation may from time to time invest in securities the resale of which is restricted. On March 31, 2017, the Corporation’s only restricted security consisted of 28,424 shares of Plymouth Rock Class A stock that were acquired on December 15, 1982 at a cost of $710,600. This security had a value of $127,908,000 at March 31, 2017, which was equal to 17.6% of the Corporation’s net assets. The Corporation does not have the right to demand registration of the Plymouth Rock shares.

4.  Affiliated Companies – Plymouth Rock is an affiliated company as defined in the Investment Company Act of 1940 due to the Corporation’s ownership of 5% or more of Plymouth Rock’s outstanding voting shares. During the three months ended March 31, 2017, the Corporation received dividends of $2,225,883 from Plymouth Rock. The President of the Corporation is a director of Plymouth Rock.

Item 2. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers have concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. During the last fiscal quarter, there was no significant change in the Registrant’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.  Exhibits.
(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRAL SECURITIES CORPORATION

By:	/s/	Wilmot H. Kidd
President

Date: April 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/	Wilmot H. Kidd
President

Date: April 28, 2017

By:	/s/	Lawrence P. Vogel
Vice President and Treasurer

Date: April 28, 2017